D A T A A S O F D E C E M B E R 3 1 , 2 0 1 7 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2018 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Geographic Markets / Franchise Value • Strong Capital & Reserves • Commitment to Enhancing Shareholder Value • Relationship Banking Strategy / Customer Experience • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Prudent Expense Management • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 243 community banking offices across the Mid-Atlantic • Asset size: $20.0 billion • 3,700+ team members (3,570 FTEs (1)) • Market capitalization: $3.1 billion (2) 4 (1) Average full-time equivalent employees. (2) Based on shares outstanding and the closing price as of December 31, 2017.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Note: Data as of June 30, 2017 per Federal Deposit Insurance Corporation (FDIC) Summary of Deposits. Household Income Data as of June 30, 2017 per SNL Financial LC. (1) Median HH Income, 2018 – 2023 Projected Population Change and 2018 – 2023 Projected HH Income Change are weighted by deposits in each MSA. Median Deposits Market Market Household (HH) Metropolitan Statistical Area (MSA) (in millions) Rank Share Income Population HH Income Lancaster, PA 3,131 1 28.28% 64,827 2.16% 9.70% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,966 14 0.81% 70,516 1.31% 9.81% Allentown-Bethlehem-Easton, PA-NJ 1,471 4 8.87% 66,384 1.33% 8.45% New York-Newark-Jersey City, NY-NJ-PA 1,342 60 0.08% 74,466 1.90% 9.82% Baltimore-Columbia-Towson, MD 997 9 1.38% 77,704 2.51% 7.89% York-Hanover, PA 861 3 12.17% 63,858 1.50% 6.30% Harrisburg-Carlisle, PA 791 5 5.74% 63,998 2.20% 7.57% Lebanon, PA 758 1 34.47% 58,732 2.61% 7.10% Reading, P 638 7 3.89% 62,208 0.67% 8.75% Hagerstown-Martinsburg, MD-WV 511 2 14.38% 59,641 3.33% 4.82% Top 10 Fulton Financial Corporation MSAs (1) 13,466$ 67,389$ 1.84% 8.75% Total Franchise (1) 15,493$ 67,068$ 1.89% 8.57% Nationwide 61,045$ 3.50% 8.86% 2018-2023 Projected Change

Name Position(1) Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman and CEO 38 38 Various roles since joining in 1979 Curtis Myers President/COO of Fulton Financial Corporation and Fulton Bank 27 27 Various roles since joining in 1990 Mark McCollom (2) Senior EVP/CFO, Effective in March 2018 1 31 PwC, Banking and Investment Banking. Joined Fulton in November 2017. Meg Mueller Senior EVP/ Head – Commercial Banking 21 31 Various roles since joining in 1996 Angela Snyder Senior EVP/Head – Consumer Banking 15 31 Various roles since joining in 2002 Angela Sargent Senior EVP/ CIO 25 25 Various roles since joining in 1992 Betsy Chivinski (2) Senior EVP/ CRO 23 35 Various roles since joining in 1994 Philmer Rohrbaugh (2) Senior EVP and Interim CFO 5 40 KPMG, Arthur Andersen (Retires from Fulton on March 30, 2018) Craig Roda Senior EVP/ Community Banking 38 38 Various roles since joining in 1979 (Retires from Fulton on May 1, 2018) DEEP EXECUTIVE BENCH WITH CONTINUITY 6 (1) As of January 1, 2018, unless otherwise indicated. (2) Includes years of service in public accounting as a financial services industry specialist

2017 HIGHLIGHTS 2017 net income of $171.8 million, or $0.98 per share. Excluding tax charge(1)(2), 2017 net income was $187.4 million, or $1.07 per share. 2017 Key Accomplishments  Record year of revenues and net income, excluding tax charge(1)  Average loan growth of 7.8% and average demand and savings deposit growth of 8.1%  Asset quality continues to be stable  Pre-provision net revenue(2) increased 18.7%  Fulton Financial surpasses $20 billion in total assets FOURTH QUARTER HIGHLIGHTS Fourth quarter net income of $34.0 million, or $0.19 per share. Excluding tax charge(1)(2), fourth quarter net income was $49.6 million, or $0.28 per share.  Average loan growth of 1.1% and average demand and savings deposit growth of 1.6%, linked quarter  Asset quality continues to be stable  Pre-provision net revenue(2) increased 5.8%, linked quarter 7 (1) In the fourth quarter of 2017, a $15.6 million charge to income taxes was recorded related to the re-measurement of net deferred tax assets resulting from the new federal tax legislation enacted in December 2017. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

THE IMPACT OF TAX REFORM During the fourth quarter of 2017, the Corporation recorded a $15.6 million charge(1) to income taxes related to the re-measurement of net deferred tax assets as a result of a new federal tax legislation enacted in December 2017. In the following table, the “As Adjusted” column presents Income Taxes, Net Income, Earnings Per Share (Diluted) and selected financial ratios adjusted to exclude this charge: 8 (1) This charge was estimated by the Corporation as of December 31, 2017 based on an initial analysis of the Act and may be adjusted in future periods following completion of the Corporation’s 2017 federal income tax return and evaluation of the effects, if any, of implementation guidance or regulations that may be issued by the Internal Revenue Service on the Corporation’s initial analysis of the Act. (2) The information presented in the “As Adjusted” column and ROE (tangible) are non-GAAP based financial measures. Please refer to the calculation and management’s reasons for using these measures on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Fourth Quarter 2017 Full Year 2017 As Reported Adjustment As Adjusted(2) As Reported Adjustment As Adjusted(2) Income before Income Taxes 61,187 - 61,187 234,454 - 234,454 Income Taxes 27,186 (15,634) 11,552 62,701 (15,634) 47,067 Net Income 34,001$ 15,634$ 49,635$ 171,753$ 15,634$ 187,387$ Earnings Per Share (Diluted) $0.19 0.09$ 0.28$ $0.98 0.09$ 1.07$ ROA 0.67% 0.31% 0.98% 0.88% 0.08% 0.96% ROE 6.03% 2.77% 8.80% 7.83% 0.71% 8.54% ROE (tangible) (2) 7.91% 3.64% 11.55% 10.33% 0.94% 11.27% (dollars in thousands, except per-share data)

INCOME STATEMENT SUMMARY – YEAR TO DATE  Net Income of $171.8 million; 6.3% increase from 2016. Earnings per share increased 5.4% to $0.98.  Net Interest Income 10.5% increase, reflecting the impact of loan growth and a 10 basis point higher net interest margin (NIM)  Loan Loss Provision $23.3 million provision in 2017, attributed to loan growth with generally improved credit metrics  Non-Interest Income Excluding securities gains, 6.0% increase driven largely by the $5.1 million litigation settlement recognized in the fourth quarter of 2017, investment management and trust (IMT) fees as well as increases in Small Business Administration (SBA) income, debit and credit card income and merchant fees  Non-Interest Expenses 7.4% increase from 2016 primarily due to amortization of tax credit investments, higher salaries and benefits expense, state taxes, write-off of certain accumulated capital expenditures related to in-process technology initiatives in commercial banking and other outside services  Income Taxes 34.5% increase due to the tax charge of $15.6 million, somewhat offset by lower effective tax rate (ETR) 9 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. YTD December 2017 2016 Change Net Interest Income 575,364$ 520,772$ 54,592$ Provision for Credit Losses 23,305 13,182 10,123 Non-Interest Income 198,903 187,628 11,275 Securities Gains 9,071 2,550 6,521 Non-Interest Expense 525,579 489,519 36,060 Income before Income Taxes 234,454 208,249 26,205 Income Taxes 62,701 46,624 16,077 Net Income 171,753$ 161,625$ 10,128$ Earnings Per Share (Diluted) $0.98 0.93$ 0.05$ ROA (1) 0.88% 0.88% - ROE (2) 7.83% 7.69% 0.14% ROE (tangible) (3) 10.33% 10.30% 0.03% Efficiency ratio (3) 64.5% 67.2% (2.7%) (dollars in thousands, except per-share data)

INCOME STATEMENT SUMMARY – QUARTERLY COMPARISON 10 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 4Q17 3Q17 4Q16 Net Interest Income 149,413 2,604$ 17,176$ Provision for Credit Losses 6,730 1,655 1,730 Non-Interest Income 55,024 7,647 3,794 Securities Gains 1,932 (2,665) 407 Non-Interest Expense 138,452 6,295 10,831 Income before Income Taxes 61,187 (364) 8,816 Income Taxes 27,186 14,540 16,965 Net Income 34,001$ (14,904)$ (8,149)$ Earnings Per Share (Diluted) 0.19$ (0.09)$ (0.05)$ ROA (1) 0.67% (0.31%) (0.22%) ROE (2) 6.03% (2.73%) (1.83%) ROE (tangible) (3) 7.91% (3.61%) (2.56%) Efficiency ratio (3) 64.2% (0.1%) (3.4%) (dollars in thousands, except per-share data) Change from  Net Income of $34.0 million, 30.5% decrease from 3Q17 and 19.3% decrease from 4Q16.  Excluding the tax charge of $15.6 million, earnings per share remained unchanged from 3Q17 and increased 16.7% from 4Q16.  Net Interest Income  From 3Q17: Increase of 1.8%, reflecting the impact of loan growth and a 2 basis point increase in NIM  From 4Q16: Increase of 13.0%, driven by loan growth and the impact of a 14 basis point increase in NIM reflecting multiple Federal Funds rate increases, and long-term debt refinancing at lower rates  Loan Loss Provision $6.7 million provision in 4Q17; asset quality continues to be stable  Non-Interest Income  From 3Q17: 16.1% increase driven by $5.1 million litigation settlement, IMT fees, commercial loan swap fees, SBA income and debit card income  From 4Q16: 7.4% increase related the litigation settlement. Excluding the settlement, non-interest income decreased 2.6% attributed to higher mortgage banking income (which includes a $1.7 million favorable mortgage servicing valuation adjustment in 4Q16)  Non-Interest Expenses  From 3Q17: 4.8% increase driven by other outside services, higher salaries and benefits, other real estate and repossession expense, FDIC insurance expense and write-off of certain accumulated capital expenditures related to in-process technology initiatives in commercial banking  From 4Q16: 8.5% increase due to write-off of certain accumulated capital expenditures related to in-process technology initiatives in commercial banking, amortization of tax credit investments, FDIC insurance expense, other outside services, data processing and software and, to a lesser extent, OREO and repossession expense, occupancy expense and professional fees  Income Taxes 44.4% ETR in 4Q17 vs. 20.5% in 3Q17 and 19.5% in 4Q16. Excluding the tax charge, ETR for 4Q17 was 18.9%.

NET INTEREST INCOME AND MARGIN – QUARTERLY COMPARISON Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $132.2 $137.6 $141.6 $146.8 $149.4 3.15% 3.26% 3.29% 3.27% 3.29% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 4Q16 1Q17 2Q17 3Q17 4Q17 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.9 $2.9 $2.9 $3.1 $3.2 $14.5 $14.9 $15.1 $15.4 $15.6 3.62% 3.74% 3.78% 3.80% 3.83% 0.00% 2.00% 4.00% $- $5.0 $10.0 $15.0 $20.0 4Q16 1Q17 2Q17 3Q17 4Q17 Securities & Other Loans Earning Asset Yield (FTE) $15.0 $14.9 $15.1 $15.9 $16.1 $1.3 $1.7 $1.7 $1.4 $1.4 0.70% 0.69% 0.72% 0.77% 0.78% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $5.0 $10.0 $15.0 $20.0 4Q16 1Q17 2Q17 3Q17 4Q17 Deposits Borrowings Cost of Interest-bearing Liabilit ies ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 11

LOAN PORTFOLIO COMPOSITION & YIELD 12 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2013 to 2017. (1) Presented on a fully-taxable equivalent basis. $4.9 $5.1 $5.2 $5.6 $6.2 $3.7 $3.7 $3.9 $4.1 $4.2 $1.7 $1.7 $1.7 $1.7 $1.6 $1.3 $1.4 $1.4 $1.5 $1.8 $0.6 $0.6 $0.7 $0.8 $0.9 $0.4 $0.4 $0.4 $0.4 $0.4 4.39% 4.21% 4.04% 3.95% 4.07% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2013 2014 2015 2016 2017 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $13.3 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Average loans for 2017 are up 7.8% compared to 2016. $12.6 $12.9 $14.1 $15.2

DEPOSIT PORTFOLIO COMPOSITION 13 Note: Deposit composition is based on average balances for the periods indicated. Average brokered deposits were $49.1 million and $0 as of the years ended December 31, 2017 and 2016, respectively; the percentage balance in both comparative periods was 0%. Average demand and savings are up 8.1% compared to 2016; while total average deposits are up 6.1%. 18% 28% 25% 20% 9% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Year Ended December 31, 2017 19% 29% 24% 18% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Year Ended December 31, 2016

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 92.2 million 14.7% +200 bps $ 63.5 million 10.1% +100 bps $ 32.6 million 5.2% - 100 bps $ (50.4) million -8.0% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT DECEMBER 31, 2017 14

ASSET QUALITY – ANNUAL COMPARISON ($ IN MILLIONS) 15 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 134.26% 118.37% 130.15% 130.67% 1.42% 1.24% 1.17% 1.12% 0.00% 1.00% 2.00% 3.00% 0.0% 40.0% 80.0% 120.0% 160.0% 2014 2015 2016 2017 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $31.5 $16.8 $13.3 $18.6 0.24% 0.13% 0.09% 0.12% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2014 2015 2016 2017 NCOs NCOs/Average Loans (annualized) $12.5 $2.3 $13.2 $23.3 $- $5.0 $10.0 $15.0 $20.0 $25.0 2014 2015 2016 2017 138.48 144.81 131.64 $134.8 1.06% 1.05% 0.90% 0.85% 0.00% 0.50% 1.00% 1.50% - 25.00 50.00 75.00 100.00 125.00 150.00 2014 2015 2016 2017 NPL NPLs/Loans

NON-INTEREST INCOME – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $51.2 $45.6 $50.9 $47.4 $55.0 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 4Q16 1Q17 2Q17 3Q17 4Q17 Mortgage Banking Income & Spreads Other Non-Interest Income 1.94% 1.62% 1.44% 1.62% 1.36% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 4Q16(2) 1Q17 2Q17(2) 3Q17 4Q17 Gains on Sales Servicing Income Spread on Sales (1) $7.0 $4.6 $6.1 $4.8 $4.4 $- $ 0.0 $20.0 30.0 40.0 0.0 4Q16 1Q17 2Q17 3Q17 4Q17 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $44.2 $41.0 $44.8 $42.6 $50.6 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.7 million and $1.3 million MSR recoveries in 4Q16 and 2Q17, respectively. 16

NON-INTEREST EXPENSES – QUARTERLY COMPARISON ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $127.6 $122.3 $132.7 $132.2 $138.5 67.6% 64.2% 65.3% 64.3% 64.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 4Q16 1Q17 2Q17 3Q17 4Q17 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,490 3,590 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 4Q16 1Q17 2Q17 3Q17 4Q17 Total Salaries Employee Benefits Average Full-time Equivalent Employees $73.3 $69.2 $74.5 $72.9 $73.5 $- $10.0 $20.0 $30.0 $40.0 $5 .0 $6 .0 $70.0 4Q16 1Q17 2Q17 3Q17 4Q17 Occp & Equip Data Processing & Software Outside Srvs Other $54.4 $53.0 $58.2 $59.3 $65.0 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 17

PROFITABILITY & CAPITAL – ANNUAL COMPARISON 18 ROA(1) ROE and ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 7.62% 7.38% 7.69% 7.83% 10.31% 10.01% 10.30% 10.33% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2014 2015 2016 2017 ROE ROE (tangible) 0.93% 0.86% 0.88% 0.88% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2014 2015 2016 2017 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.8% 8.7% 8.6% 8.7% 0.0% 4. 8. 12.0 2014 2015 2016 2017 $0.84 $0.85 $0.93 $0.98 $- $0.20 $0.40 $ .60 $0.80 $1.00 $1.20 2014 2015 2016 2017

STOCK REPURCHASE PROGRAMS June 2012 to January 2018 Repurchase Programs (1) Shares Repurchased 31.88 million % of Outstanding Shares 15.9% (2) Amount Repurchased $375.1 million Average Purchase Price $11.77 demand and savings (1) Share repurchases completed from June 2012 through January 2018. (2) Total shares repurchased as a percentage of outstanding common stock on June 30, 2012. (3) Up to an additional $31.4 million of common stock may be repurchased under the current program. In October 2015, the Board of Directors approved a stock repurchase program of up to $50 million of the Corporation’s common stock, or approximately 2.3% of outstanding shares. Following extensions approved by the Board of Directors in 2016 and 2017, this stock repurchase program will continue through December 31, 2018. The following is a summary of purchases under this program: # Shares Total Cost Per Share 1Q 2016 917,000 $11.2 million $12.21 2Q 2016 393,000 $ 5.1 million $12.87 3Q 2016 176,000 $ 2.3 million $13.00 Total 1,486,000 $18.6 million(3) $12.48 19

2018 OUTLOOK • Loans & Deposits: Average annual loan and core deposit growth rates in the mid single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income(1): Low single-digit growth • Non-Interest Expense: Including amortization of tax free investments, low single-digit growth rate • Capital: Focus on utilizing capital to support loan growth and provide appropriate returns to shareholders • Net Interest Margin: Tax reform legislation impacts the computation of 2018 tax equivalent net interest margin percentages. As a result of the impact of the lower corporate income tax rate on tax-free loans and investments, NIM in the first quarter of 2018 is expected to decline 1 to 5 basis points. However for the full year 2018, the outlook for NIM is an increase of 2 to 7 basis points. • Effective Tax Rate: Anticipated to range between 11% to 16% depending on level of tax credits realized 20 (1) Excluding securities gains and the litigation settlement of $5.1 million recognized in the fourth quarter of 2017

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 22 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Average loan portfolio and yield are for the three months ended December 31, 2017. Balance Yield 3Q 2017 4Q 2016 3Q 2017 4Q 2016 Comm'l Mort 6,233$ 4.09% 24$ 405$ 0.02% 0.19% Commercial 4,263 4.05% 6 182 (0.03%) 0.31% Resid Mort 1,926 3.83% 85 353 0.00% 0.08% Home Equity 1,561 4.52% (9) (73) 0.04% 0.47% Construction 1,004 4.27% 61 158 0.22% 0.49% Cons./Other 573 5.36% 1 59 0.45% (0.05%) Total Loans 15,560$ 4.14% 168$ 1,084$ 0.02% 0.24% (dollars in millions) Balance From4Q 2017 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 23 Balance Rate 3Q 2017 4Q 2016 3Q 2017 4Q 2016 Nonint DDA 4,454$ - % (41)$ 122$ - % - % Int DDA 4,038 0.40% 95 324 0.01% 0.19% Savings/MMDA 4,752 0.38% 149 536 0.04% 0.17% Brokered Deposits 105 1.27% 15 105 0.04% 1.27% Time deposits 2,707 1.18% (38) (70) 0.03% 0.09% Total Deposits 16,056 0.42% 180 1,017 0.02% 0.11% Cash Mgt 376 0.34% 120 109 0.15% 0.26% Total Customer Funding 16,432$ 0.42% 300$ 1,126$ 0.02% 0.11% (dollars in millions) Balance From4Q 2017 Change In Rate From Note: Average customer funding and the rate are for the three months ended December 31, 2017.

LOAN DISTRIBUTION BY STATE AS OF DECEMBER 31, 2017 24 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (in thousands) Pennsylvania 3,168,035$ 3,329,112$ 519,334$ 740,563$ 1,290,799$ 9,047,843$ New Jersey 559,965 1,436,793 189,785 268,963 403,395 2,858,901 Maryland 323,064 702,596 146,029 425,465 280,705 1,877,859 Virginia 104,657 541,554 70,567 436,333 61,826 1,214,937 Delaware 144,576 354,749 81,220 83,387 104,775 768,707 4,300,297$ 6,364,804$ 1,006,935$ 1,954,711$ 2,141,500$ 15,768,247$

NON-PERFORMING LOANS(1) AS OF DECEMBER 31, 2017 25 Comm'l Consumer Ending Loans NPLs/Loans Comm'l Mortgage Constr. Res. Mtg. & Other Total NPLs by State by State Pennsylvania 36,231$ 13,374$ 4,830$ 8,874$ 5,308$ 68,617$ 9,047,843$ 0.76% New Jersey 6,145 13,138 2,373 4,732 4,014 30,402 2,858,901 1.06% Maryland 2,213 944 33 853 1,567 5,610 1,877,859 0.30% Virginia 6,046 2,579 1,506 5,407 745 16,283 1,214,937 1.34% Delaware 3,674 5,411 3,455 1,106 201 13,847 768,707 1.80% 54,309$ 35,446$ 12,197$ 20,972$ 11,835$ 134,759$ 15,768,247$ 0.85% Ending Loans 4,300,297$ 6,364,804$ 1,006,935$ 1,954,711$ 2,141,500$ 15,768,247$ Non-performing Loan % (12/31/17) 1.26% 0.56% 1.21% 1.07% 0.55% 0.85% Non-performing Loan % (12/31/16) 1.06% 0.65% 1.17% 1.48% 0.72% 0.90% (dollars in thousands) (1) Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) THREE MONTHS ENDED DECEMBER 31, 2017 26 Annualized Comm'l Consumer Average Loans Charge-Offs to Comm'l Mortgage Constr. Res. Mtg. & Other Total by State Average Loans Pennsylvania 4,469$ (23)$ -$ (68)$ 672$ 5,050$ 8,933,378$ 0.23% New Jersey 134 72 (16) (18) 155 327 2,841,885 0.05% Maryland (71) (1) (16) 71 56 39 1,862,334 0.01% Virginia - - - (14) 12 (2) 1,189,755 0.00% Delaware - (6) - (5) (8) (19) 732,833 -0.01% 4,532$ 42$ (32)$ (34)$ 887$ 5,395$ 15,560,185$ 0.14% Average Loans 4,263,199$ 6,232,674$ 1,004,166$ 1,926,067$ 2,134,079$ 15,560,185$ Annualized Net Charge-offs (Recoveries) to Average Loans 0.43% 0.00% -0.01% -0.01% 0.17% 0.14% (dollars in thousands)

INVESTMENT PORTFOLIO DECEMBER 31, 2017 27 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value (dollars in millions) Residential mortgage-backed securities 4.8 1,132$ (11)$ 1,121$ Collateralized mortgage obligations 3.5 612 (9) 603 State and municipal securities 8.1 406 3 409 Commercial mortgage-backed securities 3.9 215 (2) 213 Auction rate securities 5.0 108 (9) 99 orporate debt securities 9.3 96 1 97 U.S. Government sponsored agency securities 5.4 6 (0) 6 Bank stocks N/A - - - Other equity securities N/A 1 (0) 1 Total Investments 5.9 2,576$ (28)$ 2,548$

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) 28 4Q 2017 3Q 2017 4Q 2016 3Q 2017 4Q 2016 Investment management and trust services 13,152$ 12,157$ 11,610$ 995$ 1,542$ Overdraft fees 5,609 5,844 5,749 (235) (140) Mortgage banking income 4,386 4,805 6,959 (419) (2,573) Merchant fees 4,308 4,398 3,981 (90) 327 Cash management fees 3,669 3,624 3,532 45 137 Debit card income 3,526 2,830 3,288 696 238 Other service charges 3,392 3,554 3,533 (162) (141) Commercial loan interest rate swap fees 2,914 1,954 3,008 960 (94) Credit card income 2,778 2,829 2,564 (51) 214 Letter of credit fees 1,037 1,056 1,119 (19) (82) Other income 10,253 4,326 5,887 5,927 4,366 Total Non-Interest Income 55,024$ 47,377$ 51,230$ 7,647$ 3,794$ (in thousands) Change From

NON-INTEREST EXPENSE 29 4Q 2017 3Q 2017 4Q 2016 3Q 2017 4Q 2016 Salaries and employee benefits 73,504$ 72,894$ 73,256$ 610$ 248$ Net occupancy expense 12,549 12,180 11,798 369 751 Data processing and software 10,401 10,301 9,442 100 959 Other outside services 7,665 6,582 6,536 1,083 1,129 Professional fees 3,632 3,388 2,783 244 849 FDIC insurance expense 3,618 3,007 2,067 611 1,551 Amortization of tax credit investments 3,376 3,503 - (127) 3,376 Equipment expense 3,244 3,298 3,408 (54) (164) Supplies and postage 2,273 2,558 2,447 (285) (174) Marketing 1,725 2,089 1,730 (364) (5) Operating risk loss 1,264 1,114 734 150 530 Telecommunications 1,218 1,233 1,345 (15) (127) OREO & repo expenses, net 903 (40) 180 943 723 Other expenses 13,080 10,050 11,895 3,030 1,185 Total Non-Interest Expenses 138,452$ 132,157$ 127,621$ 6,295$ 10,831$ (in thousands) Change From

A SUSTAINABLE PAYOUT $0.32 $0.34 $0.38 $0.41 $0.47 2.44% 2.75% 2.92% 2.18% 2.63% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 $0.40 $0.44 $0.48 $0.52 2013 2014 2015 2016 2017 Cash Dividend Yield(1) 30 (1) Annual dividend per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2013 to 2017. Cash Dividend Per Common Share & Yield CAGR (2) = 10.1% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-GAAP RECONCILIATION D ec 31, Sep 30, Jun 30, M ar 31, D ec 31, 2017 2017 2017 2017 2016 2017 2016 Eff iciency rat io Non-interest expense 138,452$ 132,157$ 132,695$ 122,275$ 127,621$ 525,579$ 489,519$ Less: Amortization of tax credit investments (3,376) (3,503) (3,151) (998) - (11,028) - Numerator 135,076$ 128,654$ 129,544$ 121,277$ 127,621$ 514,551$ 489,519$ Net interest income (fully taxable equivalent) 155,253$ 152,721$ 147,349$ 143,243$ 137,571$ 598,565$ 541,271$ P lus: Total Non-interest income 56,956 51,974 52,371 46,673 52,755 207,974 190,178 Less: Investment securities (gains) losses (1,932) (4,597) (1,436) (1,106) (1,525) (9,071) (2,550) Denominator 210,277$ 200,098$ 198,284$ 188,810$ 188,801$ 797,468$ 728,899$ Efficiency ratio 64.24% 64.30% 65.33% 64.23% 67.60% 64.52% 67.16% D ec 31, Sep 30, D ec 31, 2017 2017 2016 2017 2016 2015 2014 (dollars in thousands) R eturn o n A verage Shareho lders' Equity (R OE) (T angible) Net income 34,001$ 48,905$ 42,150$ 171,753$ 161,625$ 149,502$ 157,894$ P lus: Intangible amortization, net of tax - - - - - 161 818 Numerator 34,001$ 48,905$ 42,150$ 171,753$ 161,625$ 149,663$ 158,712$ Average shareholders' equity 2,237,031$ 2,215,389$ 2,132,655$ 2,193,863$ 2,100,634$ 2,026,883$ 2,071,640$ Less: Average goodwill and intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) (531,618) (532,425) Average tangible shareholders' equity (denominator) 1,705,475$ 1,683,833$ 1,601,099$ 1,662,307$ 1,569,078$ 1,495,265$ 1,539,215$ Return on average common shareholders' equity (tangible), annualized 7.91% 11.52% 10.47% 10.33% 10.30% 10.01% 10.31% (dollars in thousands) T hree M o nths Ended Year Ended D ec 31, Year Ended D ec 31, T hree M o nths Ended Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide seful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non- GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. 31

NON-GAAP RECONCILIATION (CONTINUED) D ec 3 1, D ec 3 1, D ec 3 1, D ec 3 1, 2 0 17 2 0 16 2 0 15 2 0 14 Tang ib le C ommon Equit y t o Tang ib le A sset s ( TC E R at io ) Shareholders' equity 2,229,857$ 2,121,115$ 2,041,894$ 1,996,665$ Less: Intangible assets (531,556) (531,556) (531,556) (531,803) Tangible shareholders' equity (numerator) 1,698,301$ 1,589,559$ 1,510,338$ 1,464,862$ Total assets 20,036,905$ 18,944,247$ 17,914,718$ 17,124,767$ Less: Intangible assets (531,556) (531,556) (531,556) (531,803) Total tangible assets (denominator) 19,505,349$ 18,412,691$ 17,383,162$ 16,592,964$ Tangible Common Equity to Tangible Assets 8 .71% 8 .6 3% 8 .6 9% 8 .8 3 % D ec 3 1, Sep 3 0 , 2 0 17 2 0 17 2 0 17 2 0 16 2 0 15 2 0 14 Pre- Provision N et R evenue Net interest income 149,413$ 146,809$ 575,364$ 520,772$ 499,994$ 514,867$ on-interest income 56,956 51,974 207,974 190,178 181,839 167,379 Less: Investment securit ies gains (1,932) (4,597) (9,071) (2,550) (9,066) (2,041) Total Revenue 204,437 194,186 774,267 708,400 672,767 680,205 Non-interest expense 138,452 132,157 525,579 489,519 480,160 459,246 Less: Loss on redemption of TruPS - - - - (5,626) - Less: Amort izat ion of tax credit investments (3,376) (3,503) (11,028) - - - Total Non-interest expense, as adjusted 135,076 128,654 514,551 489,519 474,534 459,246 Pre- Provision N et R evenue 69,361$ 65,532$ 259,716$ 218,881$ 198,233$ 220,959$ (dollars in thousands) (dollars in thousands) Y ear Ended D ec 3 1, Three M ont hs Ended 32

33 NON-GAAP RECONCILIATION (CONTINUED) T hree M o nths Ended Year Ended D ec 31, D ec 31, 2017 2017 Diluted earnings per share Net income 34,001$ 171,753$ Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) 49,635$ 187,387$ Weighted average shares (diluted) (denominator) 176,374 175,932 Net income per share, diluted 0.28$ 1.07$ Return on average assets Net income 34,001$ 171,753$ Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) 49,635$ 187,387$ Average assets (denominator) 20,072,579$ 19,580,367$ Return on average assets, annualized 0.98% 0.96% Return on average shareholders' equity Net income 34,001$ 171,753$ Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) 49,635$ 187,387$ Average shareholders' equity (denominator) 2,237,031$ 2,193,863$ Return on average shareholders' equity, annualized 8.80% 8.54% Return on average shareholders' equity (tangible) Net Income, as reported 34,001$ 171,753$ Plus: Re-measurement of net deferred tax assets 15,634 15,634 Net Income, adjusted (numerator) 49,635$ 187,387$ Average shareholders' equity 2,237,031$ 2,193,863$ Less: Average goodw ill and intangible assets (531,556) (531,556) Average tangible shareholders' equity (denominator) 1,705,475$ 1,662,307$ Return on average shareholders' equity (tangible), annualized 11.55% 11.27% Reconciliation of Net Income; Net Income per share, diluted; and Selected Financial Ratios, adjusted to exclude the charge recognized in the fourth quarter of 2017 related to the re-measurement of net deferred tax assets:

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